UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): May 2, 2024
____________________
TransUnion

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
____________________
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
TransUnion (the “Company”) held its Annual Meeting of Stockholders on May 2, 2024 (the “Annual Meeting”). The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.	Election of eleven directors to serve a one-year term expiring at the 2025 Annual Meeting.
2.	Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
3.	A non-binding advisory vote to approve the compensation of the Company’s named executive officers.
4.
Amendment and Restatement of the Company's Amended and Restated 2015 Omnibus Incentive Plan to, among other things, increase the number of shares authorized for issuance by 4 million shares and extend the term of the plan through the tenth anniversary of the effective date of such amendment and restatement.

5.	Amendment of the Company's 2015 Employee Stock Purchase Plan, as Amended and Restated, to increase the number of shares authorized for issuance by 3 million shares.
The final voting results for each of these proposals are detailed below. For additional information on these proposals, please see the Company’s 2024 Proxy Statement (the “Proxy Statement”).
Proposal 1: Election of Directors
The following nominees were elected to the Board of Directors for a one-year term expiring at the 2025 Annual Meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
George M. Awad	180,514,624	1,276,411	54,205	4,617,621
William P. (Billy) Bosworth	180,396,569	1,420,542	28,129	4,617,621
Christopher A. Cartwright	181,533,581	286,819	24,840	4,617,621
Suzanne P. Clark	181,098,858	718,013	28,369	4,617,621
Hamidou Dia	181,089,279	727,062	28,899	4,617,621
Russell P. Fradin	156,717,472	23,801,636	1,326,132	4,617,621
Charles E. Gottdiener	181,533,743	260,248	51,249	4,617,621
Pamela A. Joseph	178,402,083	3,416,235	26,922	4,617,621
Thomas L. Monahan, III	178,853,409	2,964,091	27,740	4,617,621
Ravi Kumar Singisetti	180,381,065	1,436,451	27,724	4,617,621
Linda K. Zukauckas	181,124,358	693,448	27,434	4,617,621
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The ratification of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved as follows:

FOR	AGAINST	ABSTAIN
185,433,517	909,610	119,734
Proposal 3: Advisory Vote on the Compensation of Our Named Executive Officers
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
174,183,194	7,326,254	335,792	4,617,621

Proposal 4: Amendment and Restatement of TransUnion Amended and Restated 2015 Omnibus Incentive Plan
The stockholders approved the amendment and restatement of TransUnion's Amended and Restated 2015 Omnibus Incentive Plan to, among other things, increase the number of shares authorized for issuance by 4 million shares and extend the term of the plan through the tenth anniversary of the effective date of such amendment and restatement, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
179,687,816	2,128,016	29,408	4,617,621
Proposal 5: Amendment of TransUnion 2015 Employee Stock Purchase Plan, as Amended and Restated
The stockholders approved the amendment of TransUnion's 2015 Employee Stock Purchase Plan, as Amended and Restated, to increase the number of shares authorized for issuance by 3 million shares, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
181,337,257	486,508	21,475	4,617,621

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	TransUnion Second Amended and Restated 2015 Omnibus Incentive Plan
10.2	Amendment to TransUnion 2015 Employee Stock Purchase Plan, As Amended and Restated
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: May 7, 2024	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer